UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) or (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

iShares Trust

(Exact name of registrant as specified in its charter)

State of Delaware	See Below
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

c/o State Street Bank and Trust Company 1 Iron Street, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class to be Registered	Exchange	I.R.S. Employer Identification Number
iShares 1-3 Year Credit Bond ETF	The NASDAQ Stock Market LLC	51-0593237
iShares 1-3 Year Treasury Bond ETF	The NASDAQ Stock Market LLC	94-3405397
iShares 3-7 Year Treasury Bond ETF	The NASDAQ Stock Market LLC	51-0593338
iShares 7-10 Year Treasury Bond ETF	The NASDAQ Stock Market LLC	94-3405396
iShares Cohen & Steers REIT ETF	BATS Exchange, Inc.	94-3382497
iShares Core 1-5 Year USD Bond ETF	The NASDAQ Stock Market LLC	46-1043941
iShares Core MSCI EAFE ETF	BATS Exchange, Inc.	46-1043536
iShares Core S&P U.S. Growth ETF	The NASDAQ Stock Market LLC	94-3351319
iShares Core S&P U.S. Value ETF	The NASDAQ Stock Market LLC	94-3351321
iShares Core Total USD Bond Market ETF	The NASDAQ Stock Market LLC	46-5481153
iShares Currency Hedged MSCI EAFE ETF	BATS Exchange, Inc	46-3870439
iShares Currency Hedged MSCI Germany ETF	The NASDAQ Stock Market LLC.	46-3870109
iShares Edge MSCI Min Vol EAFE ETF	BATS Exchange, Inc.	27-4540402
iShares Edge MSCI Min Vol USA ETF	BATS Exchange, Inc.	27-4540105
iShares Edge MSCI USA Momentum Factor ETF	BATS Exchange, Inc.	46-2148831
iShares Edge MSCI USA Quality Factor ETF	BATS Exchange, Inc.	46-2711261
iShares Edge MSCI USA Value Factor ETF	BATS Exchange, Inc.	46-2148343
iShares Exponential Technologies ETF	The NASDAQ Stock Market LLC	47-2738340
iShares Floating Rate Bond ETF	BATS Exchange, Inc.	45-2033982
iShares Intermediate Credit Bond ETF	The NASDAQ Stock Market LLC	51-0593236
iShares Intermediate Government/Credit Bond ETF	BATS Exchange, Inc.	51-0593224
iShares International Preferred Stock ETF	BATS Exchange, Inc.	27-5077515
iShares International Select Dividend ETF	BATS Exchange, Inc.	13-4359393
iShares J.P. Morgan USD Emerging Markets Bond ETF	The NASDAQ Stock Market LLC	26-1188684
iShares MBS ETF	The NASDAQ Stock Market LLC	51-0593217
iShares Mortgage Real Estate Capped ETF	BATS Exchange, Inc.	76-0844483
iShares MSCI EAFE Growth ETF	BATS Exchange, Inc.	32-0148671
iShares MSCI EAFE Value ETF	BATS Exchange, Inc.	74-3145551
iShares North American Natural Resources ETF	BATS Exchange, Inc.	94-3382502
iShares North American Tech-Software ETF	BATS Exchange, Inc.	94-3399998
iShares S&P Small-Cap 600 Growth ETF	The NASDAQ Stock Market LLC	94-3351286
iShares Select Dividend ETF	The NASDAQ Stock Market LLC	43-2027550
iShares Short Treasury Bond ETF	The NASDAQ Stock Market LLC	51-0593339
iShares Transportation Average ETF	BATS Exchange, Inc.	43-2027548
iShares U.S. Aerospace & Defense ETF	BATS Exchange, Inc.	34-2061333
iShares U.S. Credit Bond ETF	The NASDAQ Stock Market LLC	51-0593232
iShares U.S. Home Construction ETF	BATS Exchange, Inc.	34-2061335
iShares U.S. Industrials ETF	BATS Exchange, Inc.	94-3351307
iShares U.S. Oil & Gas Exploration & Production ETF	BATS Exchange, Inc.	34-2061339
iShares U.S. Preferred Stock ETF	The NASDAQ Stock Market LLC	51-0593213
iShares U.S. Telecommunications ETF	BATS Exchange, Inc.	94-3351316
iShares U.S. Treasury Bond ETF	BATS Exchange, Inc.	45-3279011

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.   ☒

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.   ☐

Securities Act registration statement file number to which this form relates:

333-92935

Securities to be registered pursuant to Section 12(g) of the Exchange Act:

None.

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered:

For the iShares 1-3 Year Credit Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the Securities and Exchange Commission (“SEC”) on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares 1-3 Year Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares 3-7 Year Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares 7-10 Year Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Cohen & Steers REIT ETF, reference is made to Post-Effective Amendment No. 1,669 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 23, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core 1-5 Year USD Bond ETF, reference is made to Post-Effective Amendment No. 1,723 to the Registrant’s registration statement on Form N-1A, filed with the SEC on February 24, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core MSCI EAFE ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core S&P U.S. Growth ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core S&P U.S. Value ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Core Total USD Bond Market ETF, reference is made to Post-Effective Amendment No. 1,723 to the Registrant’s registration statement on Form N-1A, filed with the SEC on February 24, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI EAFE ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Currency Hedged MSCI Germany ETF, reference is made to Post-Effective Amendment No. 1,706 to the Registrant’s registration statement on Form N-1A, filed with the SEC on December 21, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Min Vol EAFE ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI Min Vol USA ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI USA Momentum Factor ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI USA Quality Factor ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Edge MSCI USA Value Factor ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Exponential Technologies ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Floating Rate Bond ETF, reference is made to Post-Effective Amendment No. 1,723 to the Registrant’s registration statement on Form N-1A, filed with the SEC on February 24, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Intermediate Credit Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Intermediate Government/Credit Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares International Preferred Stock ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares International Select Dividend ETF, reference is made to Post-Effective Amendment No. 1,669 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 23, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares J.P. Morgan USD Emerging Markets Bond ETF, reference is made to Post-Effective Amendment No. 1,723 to the Registrant’s registration statement on Form N-1A, filed with the SEC on February 24, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MBS ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Mortgage Real Estate Capped ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI EAFE Growth ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares MSCI EAFE Value ETF, reference is made to Post-Effective Amendment No. 1,696 to the Registrant’s registration statement on Form N-1A, filed with the SEC on November 22, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares North American Natural Resources ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares North American Tech-Software ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares S&P Small-Cap 600 Growth ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Select Dividend ETF, reference is made to Post-Effective Amendment No. 1,669 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 23, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Short Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares Transportation Average ETF, reference is made to Post-Effective Amendment No. 1,669 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 23, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Aerospace & Defense ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Credit Bond ETF, reference is made to Post-Effective Amendment No. 1,771 to the Registrant’s registration statement on Form N-1A, filed with the SEC on June 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Home Construction ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Industrials ETF, reference is made to Post-Effective Amendment No. 1,669 to the Registrant’s registration statement on Form N-1A, filed with the SEC on August 23, 2016, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Oil & Gas Exploration & Production ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Preferred Stock ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Telecommunications ETF, reference is made to Post-Effective Amendment No. 1,788 to the Registrant’s registration statement on Form N-1A, filed with the SEC on July 27, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

For the iShares U.S. Treasury Bond ETF, reference is made to Post-Effective Amendment No. 1,723 to the Registrant’s registration statement on Form N-1A, filed with the SEC on February 24, 2017, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 (Securities Act file number 333-92935 and Investment Company Act of 1940 file number 811-09729). Any form of supplement to the registration statement that is subsequently filed is hereby also incorporated by reference herein.

Item 2. Exhibits

1. Registrant’s Amended and Restated Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a) to the Registrant’s Post-Effective Amendment No. 303 to the registration statement on Form N-1A filed October 16, 2009 (File Nos. 333-92935; 811-09729).

2. Registrant’s Restated Certificate of Trust is incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Post-Effective Amendment No. 53 to the registration statement on Form N-1A filed September 19, 2006 (File Nos. 333-92935; 811-09729).

3. Amended and Restated By-Laws, incorporated herein by reference to Exhibit (b) to the Registrant’s Post-Effective Amendment No. 418 to the registration statement on Form N-1A filed May 4, 2010 (File Nos. 333-92935; 811-09729).

4. Form of Global Certificate for the Registrant’s Securities being registered hereunder, incorporated herein by reference to Exhibit 3 to the Registrant’s registration of securities pursuant to Section 12(b) on Form 8-A, filed May 18, 2000 (Securities Exchange Act file number 001-15897), which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its registration statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.

iSHARES TRUST

Date: July 27, 2017	By:	/s/ Jack Gee Jack Gee Treasurer and Chief Financial Officer